UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. 1)

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ADAMIS PHARMACEUTICALS CORPORATION
(Name of Registrant as Specified In Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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Explanatory Note

We are filing this amendment to our definitive proxy statement to revise the numbers in the last column, entitled “Common stock authorized, but unissued and unreserved/unallocated,” in the table on page 13 in the original definitive proxy statement that we filed with the Securities and Exchange Commission on September 10, 2013.  No other changes have been made to the original definitive proxy statement.  We will print and distribute to our stockholders this revised definitive proxy statement in lieu of the original definitive proxy statement.

ADAMIS PHARMACEUTICALS CORPORATION

11455 El Camino Real, Suite 310
San Diego, CA 92130
(858) 997-2400

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on October 15, 2013

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Adamis Pharmaceuticals Corporation, referred to herein as we, us, our, the Company, or Adamis, a Delaware corporation, will be held at our executive offices located at 11455 El Camino Real, Suite 310, San Diego, California 92130, on Tuesday, October 15, 2013, at 8:00 a.m., Pacific Daylight Time, for the following purposes:

1.	To elect five directors to our Board of Directors to serve until the next Annual Meeting of Stockholders or until their successors have been duly elected or appointed and qualified;

2.
To consider and vote on a proposal to amend our Amended and Restated Certificate of Incorporation ("Restated Certificate") to effect a reverse stock split of our issued and outstanding common stock, if our Board of Directors in its discretion determines to effect a reverse stock split, by a ratio of not less than one-for-two and not more than one-for-twenty-five at any time within 18 months after the date of the Meeting, with the exact ratio to be set at a whole number within this range as determined by the Board of Directors in its sole discretion (the "Reverse Stock Split"), with a possible reduction in the number of authorized shares of common stock depending on the exact ratio of the Reverse Stock Split, as described in this Proxy Statement;

3.	To approve, on a nonbinding advisory basis, the compensation of our named executive officers;

4.	To vote, on an advisory basis, on the frequency of holding an advisory vote on executive compensation;

5.	To ratify the selection of Mayer Hoffman McCann PC as our independent registered public accounting firm for the year ending March 31, 2014; and

6.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

These items of business are more fully described in the Proxy Statement accompanying this notice. Only holders of record of our common stock (the "Common Stock") at the close of business on September 6, 2013 (the "Record Date"), will be entitled to notice of the Meeting or any adjournments or postponements thereof. Each share of Common Stock is entitled to one vote at the Meeting. The names of stockholders of record entitled to vote at the Meeting will be available at the Meeting and for ten days before the Meeting for any purpose germane to the meeting, at our principal executive offices at 11455 El Camino Real, Suite 310, San Diego, California 92130, by contacting our Secretary.

Whether you plan to attend the meeting in person or not, it is important that you read the Proxy Statement and follow the instructions on your proxy card to vote by mail, telephone or Internet. This will ensure that your shares are represented and will save us additional expenses of soliciting proxies.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL STOCKHOLDER MEETING TO BE HELD ON OCTOBER 15, 2013.

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In accordance with rules approved by the Securities and Exchange Commission, we are providing this notice to our stockholders to advise them of the availability on the Internet of our proxy materials related to the Meeting. The rules allow companies to provide access to proxy materials in one of two ways. Because we have elected to utilize the "full set delivery" option, we are delivering our proxy materials to our stockholders under the "traditional" method, by providing paper copies, as well as providing access to our proxy materials on a publicly accessible website.

Our Proxy Statement and proxy are enclosed along with our Annual Report on Form 10-K for the year ended March 31, 2013, which is being provided as our Annual Report to Stockholders. These materials are also available on the website: http://www.adamispharmaceuticals.com.

By Order of the Board of Directors,

Dennis J. Carlo, Ph.D.
President and Chief Executive Officer, Director

San Diego, California
September 10, 2013

YOUR VOTE IS IMPORTANT. IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

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ADAMIS PHARMACEUTICALS CORPORATION

11455 El Camino Real, Suite 310
San Diego, CA 92130
(858) 997-2400

PROXY STATEMENT

General

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Adamis Pharmaceuticals Corporation, referred to herein as we, us, our, the Company or Adamis, of proxies to be voted at the Annual Meeting of Stockholders, or the "Meeting," to be held at 8:00 a.m., Pacific Daylight Time, on Tuesday, October 15, 2013 at our executive offices located at 11455 El Camino Real, Suite 310, San Diego, California 92130, and at any adjournments or postponements thereof.

A copy of our Annual Report on Form 10-K for the period ended March 31, 2013, is enclosed with these materials. Upon written request, we will provide each stockholder being solicited by this Proxy Statement with a copy, free of charge, of any of the documents referred to in this Proxy Statement. All such requests should be directed to Adamis Pharmaceuticals Corporation, 11455 El Camino Real, Suite 310, San Diego, California 92130; Attention: Secretary.

The Meeting has been called to consider and take action on the following proposals:

1.	To elect five directors to our Board of Directors to serve until the next Annual Meeting of Stockholders or until their successors have been duly elected or appointed and qualified;

2.
To consider and vote on a proposal to amend our Amended and Restated Certificate of Incorporation ("Restated Certificate") to effect a reverse stock split of our issued and outstanding common stock, if our Board of Directors in its discretion determines to effect a reverse stock split, by a ratio of not less than one-for-two and not more than one-for-twenty-five at any time within 18 months after the date of the Meeting, with the exact ratio to be set at a whole number within this range as determined by the Board of Directors in its sole discretion (the "Reverse Stock Split"), with a possible reduction in the number of authorized shares of common stock depending on the exact ratio of the Reverse Stock Split, as described in this Proxy Statement;

3.	To approve, on a nonbinding advisory basis, the compensation of our named executive officers;

4.	To vote, on an advisory basis, on the frequency of holding an advisory vote on executive compensation;

5.	To ratify the selection of Mayer Hoffman McCann PC as our independent registered public accounting firm for the year ending March 31, 2014; and

6.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Our principal executive office is located at 11455 El Camino Real, Suite 310, San Diego, California 92130, and our telephone number is (858) 997-2400. The approximate date on which this Proxy Statement and the proxy card are first being sent or given to stockholders is September 17, 2013.

Record Date and Shares Outstanding

Stockholders of record at the close of business on September 6, 2013 (the “Record Date”) are entitled to notice of the meeting. At the Record Date, 102,006,827 shares of our common stock (the “Common Stock”) were outstanding and entitled to vote at the Meeting.

Revocability of Proxies

You can revoke your proxy at any time before it is exercised by timely delivery of a properly executed, later-dated proxy (including a telephone vote), by delivering a written revocation of your proxy to our Secretary, or by voting at the Meeting. The method by which you vote by proxy will in no way limit your right to vote at the Meeting if you decide to attend in person. If your shares are held in the name of a bank or brokerage firm, you must obtain a proxy, executed in your favor, from the bank or broker, to be able to vote at the Meeting.

Voting Rights

Only holders of record of Common Stock at the close of business on the Record Date are entitled to notice of and vote at the Meeting. Each share of Common Stock is entitled to one vote on all matters to be voted upon at the Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock on the Record Date will constitute a quorum for the transaction of business at the Meeting and at any postponement or adjournment thereof.

Broker Non-Votes

If you do not give instructions to your bank or broker within ten days of the Meeting, it may vote on matters that the New York Stock Exchange, or NYSE, determines to be “routine,” but will not be permitted to vote your shares with respect to “non-routine” items. Under the NYSE rules, the ratification of the appointment of our independent auditors (Proposal 5) and, we believe, the approval of the proposed amendment to our Restated Certificate (Proposal 2) are routine matters, while the election of our directors (Proposal 1), and the advisory votes on executive compensation and the frequency of the advisory vote on executive compensation, are non-routine matters. When a bank or broker has not received instructions from the beneficial owners or persons entitled to vote and the bank or broker cannot vote on a particular matter because it is not routine, then there is a “broker non-vote” on that matter. Broker non-votes will not be counted as votes “for” or “against” any proposal, but will be counted in determining whether there is a quorum for the Meeting. We strongly encourage you to submit your voting instructions and exercise your right to vote as a stockholder.

Questions and Answers

Q.           Why am I receiving these materials?

We have provided you these proxy materials because our Board of Directors is soliciting your proxy to vote at our 2013 Annual Meeting of Stockholders (the "Meeting"), which is to be held on Tuesday, October 15, 2013 at 8:00 a.m. (Pacific Time), or at any adjournments or postponements thereof, for the purposes set forth in this Proxy Statement. You are invited to attend the Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Meeting to vote your shares.

If you have received a printed copy of these materials by mail, you may complete, sign and return the enclosed proxy card or follow the instructions below to submit your proxy over the telephone or on the Internet. If you did not receive a printed copy of these materials by mail and are accessing them on the Internet, you may submit your proxy on the Internet or over the telephone, as described below.

Q.           What am I voting on?

You are voting on the following matters:

1.	Election of five directors (Dennis J. Carlo, Ph.D., Kenneth M. Cohen, Craig A. Johnson, David J. Marguglio and Tina S. Nova, Ph.D.) for a term ending at the next annual meeting of stockholders.

2.
Approval of an amendment to our Restated Certificate to effect the Reverse Stock Split of our issued and outstanding shares of Common Stock, if our Board of Directors in its discretion determines to effect the Reverse Stock Split, with a possible reduction in the number of authorized shares of Common Stock depending on the exact ratio of the Reverse Stock Split, as described in this Proxy Statement.

3.	Advisory approval of the compensation of our named executive officers, as disclosed in this Proxy Statement in accordance with the rules of the Securities and Exchange Commission ("SEC").

4.	Advisory indication of the preferred frequency of holding a stockholder advisory vote on the compensation of our named executive officers.

5.	Ratification of the selection of Mayer Hoffman McCann PC as our independent registered public accounting firm for the year ending March 31, 2014.

6.	Such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Q.           Who is entitled to vote?

Only stockholders of record of Common Stock at the close of business on the Record Date are entitled to vote shares held by such stockholders on that date at the Meeting. Each share of Common Stock is entitled to one vote at the Meeting.

Q.            How do I vote?

Vote by Mail: Stockholders of record (that is, if you hold your stock in your own name) may sign and date the proxy card you receive and return it in the enclosed stamped, self-addressed envelope.

Voting by Telephone or Internet: If you are a holder of record of shares, you can choose to vote by telephone or by Internet. You can vote by telephone by calling the toll-free telephone number on your proxy card. The website for Internet voting is http://www.proxyvote.com  and it is also listed on the proxy card. Please have your proxy card handy when you call or go online. Telephone and Internet voting facilities for shareholders of record will close at 11:59 p.m. Eastern Time on October 14, 2013. If you hold your shares beneficially in street name, the availability of telephonic or Internet voting will depend on the voting process of your broker, trustee or other nominee.  Please check with your broker, trustee or other nominee and follow the voting procedures your broker, trustee or other nominee provides to vote your shares.

Vote in Person: Sign and date the proxy you receive and return it in person at the Meeting.

If your shares are held in the name of a bank, broker or other holder of record (i.e., in "street name"), you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Telephone and Internet voting will be offered to stockholders owning shares through most banks and brokers.

If you vote by telephone or on the Internet, you do not have to mail in your proxy card. If you wish to attend the Meeting in person, however, you will need to bring the proxy card with you. Internet and telephone voting are available 24 hours a day. Votes submitted through the Internet or by telephone must be received by 11:59 p.m. (Pacific Daylight Time) on October 14, 2013.

Q.           Can I access the proxy materials and annual report electronically?

This Proxy Statement, the proxy card, and our Annual Report on Form 10-K for the period ended March 31, 2013, are available on the website: http://www.adamispharmaceuticals.com.

Q.           Can I change my vote or revoke my proxy?

Yes. You may change your vote or revoke your proxy at any time before the proxy is exercised. If you submitted your proxy by mail, you must (a) file with the Secretary a written notice of revocation or (b) timely deliver a valid, later-dated proxy. If you submitted your proxy by telephone, you may change your vote or revoke your proxy with a later telephone proxy. Attendance at the Meeting will not have the effect of revoking a proxy unless you give written notice of revocation to the Secretary before the proxy is exercised or you vote by written ballot at the Meeting.

Q.           How are proxies voted?

All valid proxies received prior to the Meeting will be voted. All shares represented by a proxy will be voted and, where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholder's instructions.

Q.           What is the process for admission to the Meeting?

If you are a record owner of your shares, you must show government issued identification. Your name will be verified against the stockholder list. If you hold your shares through a bank, broker or trustee, you must also bring a copy of your latest bank or broker statement showing your ownership of your shares as of the Record Date.

Q.           What constitutes a quorum?

The presence at the Meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on the Record Date will constitute a quorum. On the Record Date, there were 102,006,827 outstanding shares of Common Stock entitled to vote at the Meeting. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present at the Meeting. If a quorum is not present, the Meeting will be adjourned until a quorum is obtained.

Q.           What vote is required to approve each item?

The affirmative vote of a plurality of the votes cast at the meeting by stockholders entitled to vote thereon is required for the election of directors; only votes “FOR” or “WITHHELD” will affect the outcome. For approval of the proposed amendment to our Restated Certificate to effect the Reverse Stock Split if our Board of Directors determines to effect the Reverse Stock Split, the affirmative vote of a majority of the shares outstanding on the Record Date and entitled to vote at the Meeting is required. For the advisory proposal concerning executive compensation and the proposal to ratify the selection of Mayer Hoffman McCann PC, and any proposal to adjourn the Meeting, the affirmative vote of a majority of the votes cast by stockholders entitled to vote thereon and who are present in person or represented by proxy at the Meeting will be required. For the proposal concerning the frequency of advisory stockholder votes concerning executive compensation, the frequency approved by the highest number of votes cast by stockholders entitled to vote thereon and who are present in person or represented by proxy at the Meeting will be considered the frequency preferred by the stockholders.

Q.           How do I vote if I hold my shares in "street name"?

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a voting card and voting instructions with these proxy materials from that organization rather than from Adamis. Your bank or broker may permit you to vote your shares electronically by telephone or on the Internet. A large number of banks and brokerage firms participate in programs that offer telephone and Internet voting options. If your shares are held in an account at a bank or brokerage firm that participates in such a program, you may vote those shares electronically by telephone or on the Internet by following the instructions set forth on the voting form provided to you by your bank or brokerage firm.

These Internet and telephone voting procedures are designed to authenticate stockholders' identities, allow stockholders to vote their shares and confirm that stockholders' votes have been recorded properly. Stockholders voting via either telephone or the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that must be borne by the stockholder using such services. Also, please be aware that Adamis is not involved in the operation of these voting procedures and cannot take responsibility for any access, Internet or telephone service interruptions that may occur or any inaccuracies, erroneous or incomplete information that may appear.

Q.           What happens if I do not instruct my broker how to vote on the proxy?

If you do not instruct your broker how to vote, your broker will vote your shares for you at his or her discretion on routine matters such as the ratification of auditors.

Q.           May I attend the annual meeting if I hold my shares in "street name"?

As the beneficial owner of shares, you are invited to attend the Meeting. If you are not a record holder, however, you may not vote your shares in person at the Meeting unless you obtain a proxy, executed in your favor, from the record holder of your shares.

Q.           What are the recommendations of the Board of Directors?

The Board of Directors unanimously recommends that the stockholders vote:

●	FOR the election of the five nominated directors;

●	FOR the proposal to authorize our Board of Directors to implement the Reverse Stock Split through an amendment to our Restated Certificate;

●	FOR the proposal to approve the compensation of our named executive officers;

●	FOR the recommendation to approve a one-year frequency for holding an advisory vote on executive compensation; and

●	FOR ratification of the selection of Mayer Hoffman McCann PC as our independent registered public accounting firm for the year ending March 31, 2014.

With respect to any other matter that properly comes before the Meeting, the proxies will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

PROPOSAL 1
ELECTION OF DIRECTORS

Information Regarding Board of Directors

The Board of Directors (the "Board") has nominated five candidates for election as director for a term expiring at the next annual meeting of stockholders. All of the nominees are currently members of our Board. Directors are elected to serve for their respective terms of one year or until their successors have been duly elected or appointed and qualified. The Board has no reason to believe that any of the nominees named below will be unavailable, or if elected, will decline to serve.

Pursuant to our Bylaws, generally the number of directors is fixed and may be increased or decreased from time to time by resolution of our Board. The Board has fixed the number of directors at five members. Proxies cannot be voted for a greater number of persons than the number of nominees named. In the event one or more of the named nominees is unable to serve, the persons designated as proxies may cast votes for other persons as substitute nominees.

The ages, principal occupations, current directorships and any directorship held during the past five years, and certain other information with respect to the nominees, are shown below as of the Record Date.

NAME	AGE	DIRECTOR SINCE	PRINCIPAL OCCUPATION/POSITION WITH ADAMIS
Dennis J. Carlo, Ph.D.	69	2009	President, Chief Executive Officer and Director
Kenneth M. Cohen	58	2011	Consultant, Director
Craig A. Johnson	51	2011	Consultant, Director
David J. Marguglio	43	2009	Senior Vice President of Corporate Development, Director
Tina S. Nova, Ph.D.	59	2011	President of Genoptix, Inc., Director

Dennis J. Carlo, Ph.D. Dr. Carlo became President, Chief Executive Officer and a director of the Company in April 2009 in connection with the closing of the merger transaction between the Company and the corporation that now is a wholly-owned subsidiary of the company, Adamis Corporation ("Old Adamis"). Dr. Carlo was a co-founder of Old Adamis and served as its President and Chief Executive Officer, and a director, from October 2006 to April 2009. From 2003 to 2006, he served as president of Telos Pharmaceuticals, a private biotechnology company, from 2003 to 2006. From 1982 to 1987, he served as Vice President of Research and Development and Therapeutic Manufacturing at Hybritech Inc., a pharmaceutical and life science company which was acquired by Eli Lilly & Co in 1985. After the sale to Lilly, Dr. Carlo, along with Dr. Jonas Salk, James Glavin and Kevin Kimberland, founded Immune Response Corporation, a public biotechnology company, where he served as its President and Chief Executive Officer from 1994 to 2002. Before then, he held various positions with life science companies, including Merck & Co. Dr. Carlo received a B.S. degree in microbiology from Ohio State University and has a Ph.D. in Immunology and Medical Microbiology from Ohio State University.

Kenneth M. Cohen. Mr. Cohen has served as one of our directors since January 2011. He is an advisor to companies, entrepreneurs and investors in the life sciences area. He was a co-founder of publicly held Somaxon Pharmaceuticals and served as its President and Chief Executive Officer from August 2003 through December 2007 and continued as a director until June 2008. Previously, he was an independent advisor to various biotechnology and pharmaceutical companies, entrepreneurs and investors, including Synbiotics Corporation, Applied NeuroSolutions, Inc. and Highbridge Capital Management. From May 1996 to April 2001, he was President and Chief Executive Officer of Synbiotics Corporation, a diagnostics company. From March 1995 to February 1996, Mr. Cohen was Executive Vice President and Chief Operating Officer for Canji Incorporated, a human gene-therapy company, until its acquisition by Schering-Plough Corporation in February 1996. Prior to joining Canji, he was Vice President of Business Affairs at Argus Pharmaceuticals, Inc. and Vice President of Marketing and Business Development for LifeCell Corporation. Mr. Cohen began his career at Eli Lilly and Company in 1978, where, among many different responsibilities over ten years, he directed business planning for the Medical Instrument Systems Division and managed the launch of Prozac. He received an A.B. in biology and chemistry from Dartmouth College and an M.B.A. from the Wharton School of The University of Pennsylvania.

Craig A. Johnson. Mr. Johnson has served as one of our directors since February 2011. He served as Chief Financial Officer of PURE Bioscience, Inc. from August 2011 to May 2012, and Senior Vice President and Chief Financial Officer of NovaDel Pharma Inc. from 2010 to 2011. Mr. Johnson served as Vice President and Chief Financial Officer of TorreyPines Therapeutics, Inc. from 2004 until the company's acquisition by Raptor Pharmaceuticals Corp. in October 2009, and then as Vice President of TPTX, Inc., a wholly owned subsidiary of Raptor Pharmaceutical Corp. through March 2010. From 1994 to 2004, he was employed by MitoKor, Inc. and last held the position of Chief Financial Officer and Senior Vice President of Operations. Prior to joining MitoKor, Mr. Johnson served as a senior financial executive for several early-stage technology companies, and he also practiced as a Certified Public Accountant with Price Waterhouse. Mr. Johnson served as a director and the chairman of the audit committee for Ardea Biosciences, Inc., from 2008 until the company's acquisition by AstraZeneca PLC in June 2012. Mr. Johnson received his B.B.A. in accounting from the University of Michigan and is a certified public accountant.

David J. Marguglio. Mr. Marguglio joined the Company as Vice President, Business Development and Investor Relations, and a director in April 2009 in connection with the closing of the merger transaction with Old Adamis. Mr. Marguglio was a co-founder of Old Adamis and served as its Vice President of Business Development and Investor Relations, and a director, since its inception in June 2006 until April 2009. From 1996 to 2006, he held various positions with Citigroup Global Markets, Smith Barney and Merrill Lynch. Before entering the financial industry, from 1994 to 1996, he founded and ran two different startup companies, the latter of which was eventually acquired by a Fortune 100 company. From 1993 to 1994, he served as financial counsel for the commercial litigation division of a national law firm. He received a degree in finance and business management from the Hankamer School of Business at Baylor University.

Tina S. Nova, Ph.D. Dr. Nova has served as a member of our Board of Directors since February 2011. Dr. Nova is a co-founder of Genoptix, Inc., a medical laboratory diagnostics company, and has served as its President since 2000. Dr. Nova also served as Chief Executive Officer and as a member of its board of directors of Genoptix from 2000 until Novartis AG acquired Genoptix in February 2011. Dr. Nova was a co-founder of Nanogen, Inc., a provider of molecular diagnostic tests, and she served as its Chief Operating Officer and President from 1994 to 2000. Dr. Nova served as Chief Operating Officer of Selective Genetics, a targeted therapy, biotechnology company, from 1992 to 1994, and in various director-level positions with Ligand Pharmaceuticals Incorporated, a drug discovery and development company, from 1988 to 1992, most recently as Executive Director of New Leads Discovery. Dr. Nova has also held various research and management positions with Hybritech, Inc., a former subsidiary of Eli Lilly & Company, a pharmaceutical company. Dr. Nova also served as a member of the board of directors of Cypress Bioscience, Inc., a company focused on developing drugs for functional somatic syndromes. Dr. Nova was the Chair of the board of directors of BIOCOM from March 2001 to March 2002. Dr. Nova holds a B.S. in Biological Sciences from the University of California, Irvine and a Ph.D. in Biochemistry from the University of California, Riverside.

Director Experience, Qualifications, Attributes and Skills

We believe that the backgrounds and qualifications of our directors and director nominees, considered as a group, provide a broad mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. Our Board is composed of a diverse group of leaders in their respective fields. Many of the current directors have executive experience at public companies, as well as experience serving on other companies' boards, which provides an understanding of different business processes, challenges and strategies facing boards and other companies. Further, our directors also have other experience that makes them valuable members and provides insight into issues relevant to the Company, such as prior experience with financing transactions, acquisitions and licensing transactions.

The following highlights the specific experience, qualification, attributes and skills of our individual Board members, or nominees for the Board, that have led our Nominating and Governance Committee and the Board to conclude that these individuals should serve on our Board:

Dennis J. Carlo, Ph.D., brings his executive experience, including his experience in senior management positions at several companies in the life science industry including Immune Response Corporation and Hybritech Inc., his extensive knowledge of the markets in which we compete and intend to compete, and his deep knowledge of Adamis gained from his position as chief executive officer of the Company.

Kenneth M. Cohen brings his extensive leadership, business and scientific knowledge of the life science industry, including his service as an officer and director of private and public biotechnology companies including Somaxon Pharmaceuticals and the knowledge gained from consulting to numerous companies in the biotechnology and pharmaceuticals industries and to entrepreneurs and investors in the life science area, as well as his previous experience working at large pharmaceutical companies.

Craig A. Johnson brings his extensive public accounting, financial and executive management background and experience at many pharmaceutical and life science companies including Pure Bioscience, Inc., NovaDel Pharma Inc., TorreyPines Therapeutics, Inc. and MitoKor, Inc., as well as his service on the board of directors and audit committee of Ardea Bioscience, Inc.

David J. Marguglio brings his executive experience, including his experience in business development of new companies and financial services background, and his deep knowledge of Adamis gained from his position as an officer of the Company.

Tina S. Nova, Ph.D., brings her extensive leadership, business and scientific expertise, including her background of founding, financing, developing and operating companies in the healthcare industry, her service in senior management positions at several public and private companies in the life science industry including Genoptix, Inc., Nanogen and Selective Genetics, her experience in successfully developing, launching and commercializing medical products, and her service on other public company boards of directors.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
ALL OF THE NOMINEES SET FORTH ABOVE FOR DIRECTOR.

Independence of Directors

The Board annually determines the independence of each director, based on the independence criteria set forth in the listing standards of the Marketplace Rules of NASDAQ. In making its determinations, the Board considers all relevant facts and circumstances brought to its attention as well as information provided by the directors and a review of any relevant transactions or relationships between each director or any member of his or her family, and the Company, its senior management or the Company's independent registered public accounting firm. Based on its review, the Board determined that each member of the board of directors, other than Dr. Carlo and Mr. Marguglio who are executive officers of the Company, is independent under the NASDAQ criteria for independent board members, and that each member of the standing committees of the Board is independent under such criteria.

Meetings of Our Board

Our Board met four times and took action by written consent three times during the year ended March 31, 2013. Each director attended more than 75% of the total of the Board meetings and the meetings of the committees upon which he or she served.

Attendance at Annual Meeting

Although we have no formal policy regarding director attendance at annual meetings, we encourage all directors to attend. All of the directors attended last year's annual meeting of stockholders.

Board Leadership Structure and Role in Risk Oversight

Our Board evaluates its leadership structure and role in risk oversight on an ongoing basis. At the present time, the Board has not appointed a director to act as Chair of the Board or as a lead independent director, although Dr. Carlo has typically functioned as chairman of meetings of the board of directors for purposes of conducting board meetings. The Board does not currently have a policy, one way or the other, with respect to whether the same person should serve as both the chief executive officer and chair of the Board or, if the roles are separate, whether the chair of the Board should be selected from the non-employee directors or should be an employee.

The Board is also responsible for oversight of our risk management practices, while management is responsible for the day-to-day risk management processes. The Board believes this division of responsibilities is the most effective approach for addressing the risks facing the Company. Our Board of Directors is currently comprised of five directors, three of whom are independent. The Board has three standing committees with separate chairs - the Audit, Compensation, and Nominating and Governance Committees. All of the members of each committee are independent directors. Through our President and Chief Executive Officer, and other members of management, the Board receives periodic reports regarding the risks facing the Company. Our independent directors meet in executive session without the presence of management in connection with regularly scheduled Board meetings. Each of our Board committees also considers the risk within its area of responsibilities.

Our Audit Committee is responsible for overseeing risk management and on at least an annual basis reviews and discusses with management policies and systems pursuant to which management addresses risk, including risks associated with our audit, financial reporting, internal control, disclosure control, legal and regulatory compliance, and investment policies. Our Audit Committee also serves as the contact point for employees to report corporate compliance issues. Our Audit Committee regularly reviews with our Board any issues that arise in connection with such topics. Our full Board regularly engages in discussions of risk management to assess major risks facing the Company and reviews options for their mitigation.

Committees of the Board

Our Board has the following three committees: (1) Audit Committee; (2) Compensation Committee; and (3) Nominating and Governance Committee. The members of each committee are Kenneth M. Cohen, Craig A. Johnson and Tina S. Nova, Ph.D. Mr. Johnson is Chair of the Audit Committee; Dr. Nova is Chair of the Compensation Committee; and Mr. Cohen is Chair of the Nominating and Governance Committee. Copies of the charter of each committee were attached as appendices to our proxy statement for our 2012 annual meeting of stockholders filed with the SEC on August 28, 2012.

Audit Committee

The Audit Committee assists the full Board in its general oversight of our financial reporting, internal controls and audit functions, and is directly responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm. Subject to an approved charter, the Audit Committee reviews our financial results, accounting practices, internal control systems, financial reporting processes and the reliability of our financial statements, and the fee arrangements with our independent auditors as well as their independence and performance, is responsible for appointing, replacing and discharging our independent auditors, and meets with our independent auditors concerning the scope and terms of their engagement and the results of their audits. The Audit Committee also recommends to our stockholders the appointment of the independent registered public accounting firm. The Audit Committee also reviews and approves related party transactions. The Board has determined that each member of the Audit Committee is "independent" as defined by the applicable NASDAQ rules and by the Sarbanes-Oxley Act of 2002 and regulations of the SEC, and that Mr. Johnson qualifies as an "audit committee financial expert" as defined in such regulations.

The Audit Committee meets with management periodically to consider the adequacy of our internal controls and the objectivity of our financial reporting. The Audit Committee discusses these matters with our independent registered public accounting firm and with appropriate financial personnel from Adamis. Meetings are held with participation from the independent registered public accounting firm. The independent registered public accounting firm is given unrestricted access to the Audit Committee. In addition, the Audit Committee reviews our budget and capital requirements, and reports its recommendations to the full Board for approval and to authorize action. The Audit Committee met and/or acted by written consent five times during the fiscal year ended March 31, 2013.

Compensation Committee

Principal functions of the Compensation Committee include: (i) reviewing and recommending approval of compensation arrangements of our chief executive officer and our other executive officers; (ii) to the extent the Board delegates such authority to the committee, administering our equity incentive plans and agreements; (iii) reviewing and making recommendations to the Board with respect to incentive compensation and equity plans; and (iv) performing other duties regarding compensation for employees and consultants as the Board may from time to time delegate to the committee. Subject to provisions of any applicable employment agreements, the Compensation Committee typically reviews base salary levels and total compensation for executive officers at least annually. Our full Board ultimately makes the final decisions regarding the chief executive officer's and the other named executive officers' total direct compensation; to the extent that the chief executive officer or other officer is also a director, such person does not participate in Board determinations concerning his or her compensation. With respect to equity compensation, the Compensation Committee or the Board grants stock options or other equity awards, often after receiving a recommendation from our chief executive officer (except in the case of awards to the chief executive officer). The Compensation Committee has authority to retain its own compensation consultants and to obtain advice and assistance from internal or external legal, accounting or other advisors. The committee did not retain any compensation consultants in connection with establishing compensation levels for officers for fiscal 2013. Management plays a role in the compensation-setting process. The most significant aspects of management's role are to evaluate employee performance and recommend salary levels and equity compensation awards. Our chief executive officer usually makes recommendations to the Compensation Committee and the Board concerning compensation for other executive officers. Our chief executive officer is a member of the Board but does not participate in Board decisions regarding any aspect of his own compensation. The Compensation Committee met and/or acted by written consent one time during the fiscal year ended March 31, 2013.

Compensation Committee Interlocks and Insider Participation

No executive officer has served as a director or member of the Board or the Compensation Committee (or other committee serving an equivalent function) of any other entity while an executive officer of that other entity served as a director of or member of our Board or our Compensation Committee. Dr. Carlo, our President and Chief Executive Officer, may participate in discussions with the Compensation Committee regarding salaries and incentive compensation for our named executive officers, except for discussions regarding his own salary and incentive compensation.

Nominating and Governance Committee

Subject to an approved charter, the general functions of the Nominating and Governance Committee are (i) to recruit, evaluate and nominate candidates to be presented for appointment or election to serve as members of the Board; (ii) to recommend nominees for Board committees; (iii) to recommend corporate governance guidelines applicable to the Company; and (iv) to oversee the evaluation of the Board. The Nominating and Governance Committee met and/or acted by written consent one time during the fiscal year ended March 31, 2013.

Director Nomination Procedures

The Nominating and Governance Committee is responsible for recommending to the Board the nominees for election as directors at any meeting of stockholders and the persons to be elected by the Board to fill any vacancies on the Board. In making such recommendations, the committee will consider candidates proposed by stockholders. Stockholders may submit a candidate's name and qualifications to the Board by mailing a letter to the attention of Dennis J. Carlo, Ph.D., Chief Executive Officer, Adamis Pharmaceuticals Corporation, 11455 El Camino Real, Suite 310, San Diego, California 92130, and providing the information required by the Company's bylaws along with any additional supporting materials the security holder considers appropriate. The committee will review and evaluate information available to it regarding candidates proposed by stockholders and will apply the same criteria, and will follow substantially the same process in considering them, as it does in considering candidates identified by members of the Board or senior management, except that the committee may consider, as one of the factors in its evaluation of stockholder recommended candidates, the size and duration of the interest of the recommending stockholder or stockholder group in the equity of the Company. The criteria which will be applied include: (i) reputation for integrity, honesty and high ethical standards; (ii) demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to our current and long-term objectives and willingness and ability to contribute positively to our decision-making process; (iii) commitment to understanding our business and our industry; (iv) adequate time to attend and participate in meetings of the Board and its committees; (v) ability to understand the sometimes conflicting interests of the various constituencies of Adamis, which include stockholders, employees, customers, governmental units, creditors and the general public and to act in the interest of all stockholders; and (vi) such other attributes, including independence, that satisfy requirements imposed by the SEC and the NASDAQ listing standards. The committee believes that the qualifications and strengths of an individual in totality, rather than any specific factor, should be primary, with a view to nominating persons for the election to the Board of Directors whose backgrounds, integrity, and personal characteristics indicate that they will make a contribution to the Board of Directors. The committee is generally of the view that the continuing service of qualified incumbents promotes stability and continuity in the board room, giving the Company the benefit of the familiarity and insight into the Company's affairs that its directors have accumulated during their tenure, while contributing to the Board's ability to work as a collective body. Accordingly, it is the general policy of the committee, absent special circumstances, to nominate qualified incumbent directors who continue to satisfy the committee's criteria for membership on the Board, whom the committee believes will continue to make important contributions to the Board and who consent to stand for reelection and, if reelected, to continue their service on the Board. The Nominating and Governance Committee does not have a specific policy with regard to the consideration of diversity in identifying director nominees. However, the committee values diversity on our Board and considers the diversity of the professional experience, education and skills, as well as diversity of origin, in identifying director nominees.

Stockholder Communications with the Board

Stockholders may send communications to the Board of Directors or individual members of the Board of Directors by writing to them, care of Adamis Pharmaceuticals Corporation, Attention: Secretary, at our office in San Diego, California. Communications will be forwarded to the intended director or directors. If the stockholder wishes the communication to be confidential, then the communication should be provided in a form that will maintain confidentiality.

Code of Business Conduct and Ethics

The Board has adopted a Code of Business Conduct and Ethics that applies to all directors, officers and employees of the Company. The Company will provide any person, without charge, a copy of the Code. Requests for a copy of the Code may be made by writing to the Company at Adamis Pharmaceuticals Corporation, 11455 El Camino Real, Suite 310, San Diego, California 92130; Attention: Chief Financial Officer. The Company intends to disclose any amendment to, or a waiver from, a provision of its code of business conduct and ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of its code of business conduct and ethics, through reports on Form 8-K filed with the SEC or by posting such information on its website, www.adamispharma.com.

PROPOSAL 2
AMENDMENT TO THE COMPANY'S
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
TO EFFECT A REVERSE STOCK SPLIT OF COMMON STOCK

The Board has adopted resolutions (1) declaring that submitting an amendment to the Company's Amended and Restated Certificate of Incorporation ("Restated Certificate") to effect a reverse stock split of our issued and outstanding Common Stock, and a possible reduction in the number of authorized shares of common stock, as described below, was advisable and (2) directing that a proposal to approve the Reverse Stock Split be submitted to the holders of our Common Stock for their approval.

The form of the proposed amendment to the Restated Certificate to effect the Reverse Stock Split will be substantially as set forth on Appendix A (subject to any changes required by applicable law). If approved by our stockholders, the Reverse Stock Split proposal would permit (but not require) the Board to effect a reverse stock split of our issued and outstanding Common Stock at any time prior to April 15, 2015 (18 months from the date of the Meeting) by a ratio of not less than one-for-two and not more than one-for-twenty-five, with the exact ratio to be set at a whole number within this range as determined by the Board in its sole discretion. We believe that enabling the Board to set the ratio within the stated range will provide us with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for our stockholders. In determining a ratio, if any, following the receipt of stockholder approval, the Board may consider, among other things, factors such as:

●	the initial listing requirements of various stock exchanges;

●	the historical trading price and trading volume of our Common Stock;

●	the number of shares of our Common Stock outstanding;

●	the then-prevailing trading price and trading volume of our Common Stock and the anticipated impact of the Reverse Stock Split on the trading market for our Common Stock;

●	the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs; and

●	prevailing general market and economic conditions.

The Board reserves the right to elect to abandon the Reverse Stock Split, including any or all proposed reverse stock split ratios, if it determines, in its sole discretion, that effecting the Reverse Stock Split is not in the best interests of the Company and its stockholders.

Depending on the ratio for the Reverse Stock Split determined by the Board, no less than two and no more than 25 shares of existing Common Stock, as determined by the Board, will be combined into one share of Common Stock. The amendment to our Restated Certificate to effect a reverse stock split, if any, will include only the reverse split ratio determined by the Board, and all of the other proposed amendments at different ratios will be abandoned. To avoid the existence of fractional shares of Common Stock, any fractional share will be rounded up to a whole share (after aggregating all fractional shares held by a stockholder).

In addition, the proposed amendment to our Restated Certificate will provide that if the actual ratio of the Reverse Stock Split determined by the Board is between certain ranges, then the number of authorized shares of Common Stock provided for in the Restated Certificate, which is currently 200,000,000 shares of Common Stock, will be reduced as follows: if the ratio is less than 1-for-5, then there will no change in the number of authorized shares; if the ratio is 1-for-5 or greater but less than 1-for-10, the number of authorized shares of Common Stock will be 125,000,000 shares; and if the ratio is 1-for-10 or greater, the number of authorized shares of Common Stock will be 100,000,000.

Background and Reasons for the Reverse Stock Split; Potential Consequences of the Reverse Stock Split

Our board of directors is submitting the Reverse Stock Split to our stockholders for approval with the primary intent of increasing the market price of our Common Stock to enhance our ability to meet the initial listing requirements of The NASDAQ Capital Market or NYSE Amex and to make our Common Stock more attractive to a broader range of institutional and other investors. In addition to increasing the market price of our Common Stock, the Reverse Stock Split may also reduce certain of our costs, as discussed below. Accordingly, for these and other reasons discussed below, we believe that effecting the Reverse Stock Split is in the Company’s and our stockholders’ best interests.

We believe that the Reverse Stock Split will enhance our ability to obtain an initial listing on The NASDAQ Capital Market or NYSE Amex. For example, the NASDAQ Capital Market requires, among other items, an initial bid price of least $4.00 (or, in some circumstances, closing prices of $3.00 or $2.00) per share and following initial listing, maintenance of a continued price of at least $1.00 per share. The NYSE Amex requires an initial listing bid price of $3.00 (or $2.00 depending on the applicable listing standard). Reducing the number of outstanding shares of our Common Stock should, absent other factors, increase the per share market price of our Common Stock, although we cannot provide any assurance that our minimum bid price would, following the Reverse Stock Split, remain over the minimum bid price requirement of any such stock exchange. By effectively condensing a number of pre-split shares into one share of Common Stock, the per share price of a post-split share is generally greater than the per share price of a pre-split share. The amount of the initial increase in per share price and the duration of such increase, however, is uncertain. In addition, even if we effect the Reverse Stock Split, there are no assurances that we will be able to satisfy the other requirements to obtain or maintain a listing on the NASDAQ Capital Market, NYSE Amex or other stock exchange.

Additionally, we believe that the Reverse Stock Split may make our Common Stock more attractive to a broader range of institutional and other investors, as the current market price of our Common Stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. We believe that the Reverse Stock Split will make our Common Stock a more attractive and cost effective investment for many investors, which may enhance the liquidity of the holders of our Common Stock.

Reducing the number of outstanding shares of our Common Stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our Common Stock. However, other factors, such as our financial results, market conditions and the market perception of our business, may adversely affect the market price of our Common Stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our Common Stock will increase following the Reverse Stock Split or that the market price of our Common Stock will not decrease in the future. Similarly, we cannot assure you that the market price per share of our Common Stock after a Reverse Stock Split will increase in proportion to the reduction in the number of shares of our Common Stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our Common Stock and the Company after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

Procedure for Implementing the Reverse Stock Split

The Reverse Stock Split, if approved by our stockholders, would become effective upon the filing (the “Effective Time”) of a certificate of amendment to our Restated Certificate with the Secretary of State of the State of Delaware. The exact timing of the filing of the certificate of amendment that will effect the Reverse Stock Split will be determined by the Board based on its evaluation as to when such action will be the most advantageous to the Company and our stockholders. In addition, the Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing the amendment to the Restated Certificate, the Board, in its sole discretion, determines that it is not in our best interest and the best interests of our stockholders to proceed with the Reverse Stock Split. If a certificate of amendment effecting the Reverse Stock Split has not been filed with the Secretary of State of the State of Delaware by the close of business on the date that is 18 months from the date of the Meeting, our board of directors will abandon the Reverse Stock Split.

After the Effective Time, our Common Stock will have new Committee on Uniform Securities Identification Procedures (CUSIP) numbers, which is a number used to identify our equity securities, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP numbers by following the procedures described below. After the Reverse Stock Split, we will continue to be subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our Common Stock will continue to be listed on the OTCQB under the symbol “ADMP” subject to any future change of listing of our securities to a stock exchange. The Reverse Stock Split is not intended to be, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act.

Registered and Beneficial Holders of Common Stock

Upon the implementation of the Reverse Stock Split, we intend to treat shares held by stockholders through a bank, broker, custodian or other nominee in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our Common Stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. Stockholders who hold shares of our Common Stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Registered “Book-Entry” Holders of Uncertificated Shares of Common Stock

Certain of our registered holders of Common Stock may hold some or all of their shares electronically in uncertificated book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive whole shares of post-Reverse Stock Split Common Stock, subject to adjustment for treatment of fractional shares.

Holders of Certificated Shares of Common Stock

If we effect the Reverse Stock Split, stockholders holding shares of our Common Stock in certificated form will be sent a transmittal letter by our transfer agent after the Effective Time. The letter of transmittal will contain instructions on how a stockholder may surrender his, her or its certificate(s) representing shares of our Common Stock (the “Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Stock Split Common Stock (the “New Certificates”). No New Certificates will be issued to a stockholder until such stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Stockholders will then receive a New Certificate(s) representing the number of whole shares of Common Stock that they are entitled as a result of the Reverse Stock Split, subject to the treatment of fractional shares described below. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and to represent the number of whole shares of post-Reverse Stock Split Common Stock to which these stockholders are entitled, subject to the treatment of fractional shares. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates. If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate(s).

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

We do not currently intend to issue fractional shares in connection with the Reverse Stock Split. The proposed certificate of amendment to our Restated Certificate to effect the Reverse Stock Split provides that no fractional shares will be issued in connection with the Reverse Stock Split. In lieu of fractional shares, stockholders who hold a number of share not evenly divisible immediately before the Reverse Stock Split will be entitled to receive a whole share of Common Stock for any fractional share that remains after aggregating all fractional shares held by the stockholder. We do not expect that the number of shares of Common Stock to be issued in connection with rounding up such fractional interests will be significant. A person otherwise entitled to a fractional interest will not have any voting, dividend or other rights except to receive a share as described above.

Effect of the Reverse Stock Split on Employee Plans, Options, Restricted Stock Awards and Units, Warrants, and Convertible or Exchangeable Securities

Based upon the reverse stock split ratio determined by the board of directors, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrants, restricted stock units, convertible or exchangeable securities entitling the holders to acquire, purchase, exchange for, or convert into, shares of Common Stock. This would result in approximately the same aggregate price being required to be paid under such options, warrants, convertible or exchangeable securities upon such exercise, exchange or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares deliverable upon settlement or vesting of restricted stock or restricted stock unit awards will be similarly adjusted, subject to our treatment of fractional shares. The number of shares reserved for issuance pursuant to these securities will be proportionately adjusted based upon the reverse stock split ratio determined by the Board, subject to our treatment of fractional shares.

Effect of the Reverse Stock Split on Holders of Outstanding Common Stock

Depending on the ratio for the Reverse Stock Split determined by the Board, a minimum of two and a maximum of 25 shares of existing Common Stock will be combined into one new share of Common Stock. The table below shows, as of August 31, 2013, the number of outstanding shares of Common Stock (excluding Treasury shares) that would result from the listed hypothetical reverse stock split ratios (without giving effect to the treatment of fractional shares), based on 102,006,827shares outstanding as of such date :

Reverse Stock Split Ratio	Approximate Number of Outstanding Shares of Common Stock Following the Reverse Stock Split
1-for-2	51,003,414
1-for-4	25,501,707
1-for-6	17,001,138
1-for-8	12,750,853
1-for-10	10,200,683
1-for-12	8,500,569
1-for-14	7,286,202
1-for-16	6,375,427
1-for-18	5,667,046
1-for-20	5,100,341
1-for-25	4,080,273

The Reverse Stock Split will reduce the total number of outstanding shares of Common Stock by the exchange ratio determined by the Board in its discretion, and it will apply automatically to all shares of our Common Stock, including shares issuable upon the exercise or conversion of outstanding stock options, warrants and convertible securities. The following table contains approximate information relating to our Common Stock under certain of the possible exchange ratios, based on share information as of August 31, 2013 :

	CURRENT	1:5	1:10	1:15	1:20	1:25
Authorized common stock	200,000,000	125,000,000	100,000,000	100,000,000	100,000,000	100,000,000
Common stock outstanding*	102,006,827	20,401,365	10,200,683	6,800,455	5,100,341	4,080,273
Common stock issuable upon exercise or conversion of outstanding options, warrants, convertible debentures and notes, restricted stock units*	37,184,209	7,436,842	3,718,421	2,478,947	1,859,210	1,487,368
Additional common stock reserved/unallocated under 2009 Equity Incentive Plan	11,439,742	2,287,948	1,143,974	762,649	571,987	457,590
Common stock authorized, but unissued and unreserved/unallocated	49,369,222	94,873,844	84,936,922	89,957,948	92,468,461	93,974,769

*
Please note that between the date of this Proxy Statement and the date of the Meeting, we could engage in transactions involving the issuance of securities that would increase the number of issued or issuable shares from the numbers reflected in the above tables.

The actual number of shares issued after giving effect to the Reverse Stock Split, if implemented, will depend on the reverse stock split ratio that is ultimately determined by the Board. No shares of our preferred stock are outstanding and the total number of authorized shares of preferred stock will not be affected by the Reverse Stock Split.

The Reverse Stock Split will affect all holders of common stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except that record holders of Common Stock otherwise entitled to a fractional share as a result of the Reverse Stock Split will receive one whole share for such fractional share. In addition, the Reverse Stock Split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).

A reverse stock split would effect a reduction in the number of shares of Common Stock issuable upon the exercise or conversion of our outstanding stock options, warrants, convertible notes and restricted stock units in proportion to the reverse stock split ratio. Additionally, the exercise price of outstanding options and warrants, and the conversion price of our outstanding convertible notes, would increase, likewise in proportion to the reverse stock split ratio.

In connection with any reverse split, the Board would also make a corresponding reduction in the number of shares available for future issuance under our 2009 Equity Incentive Plan (the “2009 Plan”) so as to avoid the effect of increasing the number of authorized but unissued shares available for future issuance under the 2009 Plan.

The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of Common Stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

Potential Anti-Takeover Effect; Authorized Shares of Common Stock

  Because the number of authorized shares of Common Stock and preferred stock will not be reduced proportionately, the Reverse Stock Split will increase the ability of the Board to issue authorized and unissued shares without further stockholder action. We currently do not have any plans, arrangements or understandings to issue any of the authorized but unissued shares that would become available as a result of the Reverse Stock Split.  However, as we have previously disclosed in our filings with the SEC, the development of our business will require substantial additional capital, and continued operations depend on our ability to raise additional funding, which could occur through fundraising transactions that involve issuance of shares of common stock or securities convertible into or exercisable for common stock; depending several factors including the number of shares that are issued or issuable in any such transaction, such shares could include authorized but unissued shares that would become available as a result of the Reverse Stock Split. Authorized but unissued shares of Common Stock and preferred stock are available for future issuance as may be determined by the Board without further action by our stockholders, unless stockholder approval is required by applicable law or securities exchange listing requirements in connection with a particular transaction. These additional shares may be issued in the future for a variety of corporate purposes including, but not limited to, raising additional capital, strategic partnering arrangements, equity incentive plans, acquisitions of assets or businesses, stockholder right plans, and stock splits or stock dividends. Except for a stock split or stock dividend, future issuances of common shares will dilute the voting power and ownership of our existing stockholders and, depending on the amount of consideration received in connection with the issuance, could also reduce stockholders’ equity on a per share basis. If the Board authorizes the issuance of additional shares after the Reverse Stock Split, the dilution to the ownership interest of our existing stockholders may be greater than would occur had the Reverse Stock Split not been effected. Many stock issuances do not require stockholder approval, and the Board generally seeks approval of our stockholders in connection with a proposed issuance only if required at that time.

The authorized shares could also be used to resist or frustrate a third-party transaction that is favored by a majority of the independent stockholders (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or management of the Company or contemplating a tender offer or other transaction for the combination of the Company with another company). This could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of us more difficult. For example, additional shares could be issued by us so as to dilute the stock ownership or voting rights of persons seeking to obtain control of us. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The newly available authorized shares resulting from the Reverse Stock Split have the potential to limit the opportunity for the Company’s stockholders to dispose of their stock at a premium. Despite these possible anti-takeover effects, our board of directors is not proposing the Reverse Stock Split with the intent that it be utilized as a type of anti-takeover device, nor is the Reverse Stock Split being proposed in response to any effort of which we are aware to accumulate shares of our capital stock or obtain control of the Company.

Certain Risks Associated with the Reverse Stock Split

The proposed Reverse Stock Split carries with it several significant risks.

If the Reverse Stock Split is effected, the resulting per share price of our Common Stock may not be sufficiently high to attract new investors and, consequently, the trading liquidity of our Common Stock may not improve.

While our Board believes that a higher stock price may help generate the interest of new investors, the Reverse Stock Split may not result in a per-share price that will attract certain types of investors, such as institutional investors or investment funds, and such share price may not satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our Common Stock may not improve as a result of the Reverse Stock Split and could be adversely affect by a higher per share price.

There can be no assurance that the total market capitalization of our Common Stock (the aggregate value of all of our Common Stock at the then market price) after the Reverse Stock Split will be equal to or greater than the total market capitalization before the Reverse Stock Split, or that the per share market price of our Common Stock following the Reverse Stock Split will either equal or exceed the current per share market price.

We cannot assure you that the market price per share of our Common Stock after the Reverse Stock Split will rise or remain constant in proportion to the reduction in the number of shares of Common Stock outstanding before the Reverse Stock Split. For instance, using the closing price of our Common Stock on August 26, 2013 of $0.40 per share as an example, if the Board were to implement the Reverse Stock Split at a one for ten ratio, we cannot assure you that the post-split market price of our Common Stock would be or would remain at a price of ten times greater than $0.40, or $4.00. In many cases, the market price of a company’s shares declines after a reverse stock split, or the market price of a company’s shares immediately after a reverse stock split does not reflect a proportionate or mathematical adjustment to the market price based on the ratio of the reverse stock split. Accordingly, the total market capitalization of our Common Stock and the Company after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split. Moreover, in the future, the market price of our Common Stock following the Reverse Stock Split may not exceed or remain higher than the market price of our Common Stock prior to the Reverse Stock Split.

Even if the Reverse Stock Split is effected, we may not be able to satisfy all of the other requirements for listing our Common Stock on a stock exchange such as the NASDAQ Capital Market or the NYSE-AMEX.

As discussed above, the Board is submitting the Reverse Stock Split proposed to our stockholders for approval with the primary intent of increasing the market price of our Common Stock to enhance our ability to meet the initial listing requirements of The NASDAQ Capital Market or NYSE Amex and to make our Common Stock more attractive to a broader range of institutional and other investors. However, listing on either of these stock exchanges requires compliance with a variety of other qualitative and quantitative listing standards. For example, even if we effected the Reverse Stock Split, we would need to raise significant additional funding in order to satisfy some of the quantitative listing standards of any national stock exchange and to maintain any listing. Even if we effect the Reverse Stock Split, we may not be able to satisfy one or more applicable listing requirements and obtain a listing of the Common Stock on the NASDAQ Capital Market, the NYSE Amex, or other stock exchange. We cannot provide any assurances that we will ever seek, or be able to obtain or maintain, a listing of the Common Stock on the NASDAQ Capital Market, the NYSE Amex, or any other stock exchange.

Accounting Matters

The proposed amendment to the Company’s Restated Certificate will not affect the par value of our Common Stock per share, which will remain $0.0001 par value per share. The Company’s stockholder’s equity in its consolidated balance sheet would not change in total. However, the Company’s stated capital (i.e., $0.0001 par value times the number of shares issued and outstanding), would be proportionately reduced based on the reduction in shares of Common Stock outstanding. Additional paid in capital would be increased by an equal amount, which would result in no overall change to the balance of stockholder’s equity.

Additionally, net income or loss per share for all periods would increase proportionately as a result of the Reverse Stock Split since there would be a lower number of shares outstanding. We do not anticipate that any other material accounting consequences would arise as a result of the Reverse Stock Split. If we effect the Reverse Stock Split, in future financial statements we will restate net income or loss per share and other per share amounts for periods ending before the Reverse Stock Split to give retroactive effect to the Reverse Stock Split.

Certain Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes the material U.S. federal income tax consequences of the Reverse Stock Split to holders of our Common Stock. Unless otherwise specifically indicated herein, this summary addresses the tax consequences only to a beneficial owner of our Common Stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our Common Stock (a “U.S. holder”). The following does not address all aspects of U.S. federal income taxation that may be relevant to our stockholders in light of their particular circumstances, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. In particular, this discussion deals only with stockholders that hold our Common Stock as capital assets within the meaning of the Code (generally, property held for investment). In addition, this discussion does not address the tax treatment of special classes of stockholders, such as banks, insurance companies, tax-exempt organizations, financial institutions, regulated investment companies, broker-dealers, real estate investment trusts, persons holding our Common Stock as part of a hedge, straddle or other risk reduction, constructive sale or conversion transaction, U.S. expatriates, persons subject to the alternative minimum tax, foreign corporations, foreign estates or trusts and persons who are not citizens or residents of the United States for U.S. tax purposes. This discussion also may not apply to stockholders who acquired their common stock as compensation.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our Common Stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this Proxy Statement, all of which are subject to change (possibly with retroactive effect) and all of which are subject to differing interpretation. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split. We have not sought any ruling from the Internal Revenue Service (the “IRS”), with respect to the statements made and the conclusions reached in the following summary, and there can be no assurance that the IRS will agree with such statements and conclusions. This summary also does not address the tax considerations arising under the laws of any foreign, state or local jurisdiction.

PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

U.S. Holders

The Reverse Stock Split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, a stockholder generally will not recognize gain or loss on the Reverse Stock Split, except to the extent of cash, if any, received in lieu of a fractional share interest in the post-reverse stock split shares. The aggregate tax basis of the post-split shares received (including any share received in exchange for a fractional share) will be equal to the aggregate tax basis of the pre-split shares exchanged therefor (excluding any portion of the holder’s basis allocated to fractional shares), and the holding period of the post-split shares received will include the holding period of the pre-split shares exchanged.

We will not recognize any gain or loss as a result of the Reverse Stock Split.

The foregoing discussion is not intended to be, nor should it be construed to be, legal or tax advice to any particular stockholder. Nor does this discussion bind the Internal Revenue Service or any court. Moreover, this summary is not a complete analysis of all potential U.S. federal income tax consequences and does not address any non-income, foreign, state or local tax consequences. Accordingly, you are urged to consult your own tax advisors about the application of the U.S. federal income tax laws to your particular situation and applicable non-income, state, local and foreign tax consequences.

No Appraisal Rights

Under Delaware law and our charter documents, holders of our Common Stock will not be entitled to dissenter’s rights or appraisal rights with respect to the Reverse Stock Split.

Reservation of Right to Abandon Reverse Stock Split

We reserve the right not to proceed with any reverse stock split without further action by our stockholders at any time before the effectiveness of the filing with the Secretary of the State of Delaware of the certificate of amendment to our Restated Certificate, even if the authority to effect a reverse stock split has been approved by our stockholders at the Meeting. By voting in favor of this proposal, you are expressly also authorizing the Board to delay, not to proceed with, and abandon, a reverse stock split if it should so decide, in its sole discretion, that such action is in the best interests of the stockholders.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
APPROVAL OF AN AMENDMENT TO THE COMPANY’S RESTATED CERTIFICATE TO AUTHORIZE
A REVERSE STOCK SPLIT OF OUR ISSUED AND OUTSTANDING COMMON STOCK.

PROPOSAL 3
ADVISORY VOTE ON EXECUTIVE COMPENSATION

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), our stockholders are entitled to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules.

Please read the “Executive Compensation” section of this Proxy Statement for additional details about our executive compensation program.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we will ask our stockholders to vote “FOR” the following resolution at the Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s proxy statement for the 2013 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission.”

We believe that our compensation policies and procedures are aligned with the long-term interests of our stockholders. The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or the Board. The Board and Compensation Committee value the opinions of our stockholders, we will consider our stockholders’ concerns, and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Board Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
THE APPROVAL, ON A NONBINDING ADVISORY BASIS,
THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL 4
ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Act and Section 14A of the Exchange Act, as amended, also enable our stockholders to indicate their preference regarding how frequently we should solicit a non-binding advisory vote on the compensation of our named executive officers as disclosed in our proxy statements. Accordingly, we are asking stockholders to indicate whether they would prefer an advisory vote every year, every two years or every three years. Alternatively, stockholders may abstain from casting a vote. For the reasons described below, our Board recommends that the stockholders select a frequency of every year.

After consideration, our Board has determined that holding an advisory vote on executive compensation every year is the most appropriate policy for us at this time, and recommends that stockholders vote for future advisory votes on executive compensation to occur every year. While our executive compensation program is designed to promote a long-term connection between pay and performance, the Board recognizes that executive compensation disclosures are made annually. The Board considered that an annual advisory vote on executive compensation will allow our stockholders to provide us with their direct input on our compensation philosophy, policies and practices as disclosed in the proxy statement every year. However, stockholders should note that because the advisory vote on executive compensation occurs well into the compensation year, and because the different elements of our executive compensation program are designed to operate as part of an integrated program, it may not be appropriate or feasible to modify our executive compensation program in consideration of any one year’s advisory vote on executive compensation by the time of the following year’s annual meeting of stockholders.

Accordingly, the Board is asking stockholders to indicate their preferred voting frequency by voting for every year, every two years or every three years.

While the Board believes that its recommendation is appropriate at this time, the stockholders are not voting to approve or disapprove that recommendation, but are instead asked to indicate their preferences, on an advisory basis, as to whether the non-binding advisory vote on the approval of our executive officer compensation practices should be held every year, every two years or every three years. The option among those choices that receives the highest number of votes from the holders of shares present in person or represented by proxy and entitled to vote at the annual meeting will be deemed to be the frequency preferred by the stockholders.

The Board and the Compensation Committee value the opinions of our stockholders in this matter, and, to the extent there is any significant vote in favor of one frequency over the other options, the Board will consider the stockholders’ concerns and evaluate any appropriate next steps. However, because this vote is advisory and, therefore, not binding on us or the Board, the Board may decide that it is in the best interests of our stockholders that we hold an advisory vote on executive compensation more or less frequently than the option preferred by our stockholders. The vote will not be construed to create or imply any change or addition to our fiduciary duties or those of the Board.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR”
“EVERY YEAR” AS THE FREQUENCY WITH WHICH STOCKHOLDERS ARE PROVIDED
AN ADVISORY VOTE ON EXECUTIVE COMPENSATION.

PROPOSAL 5
RATIFICATION OF THE SELECTION OF MAYER HOFFMAN MCCANN PC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING MARCH 31, 2014.

The Audit Committee has selected the independent registered public accounting firm of Mayer Hoffman McCann PC for the purpose of auditing and reporting upon the financial statements of Adamis for the year ending March 31, 2014. Neither the firm, nor any of its members has any direct or indirect financial interest in Adamis. Mayer Hoffman McCann PC has been employed by us to audit our financial statements since 2006.

While the Audit Committee is responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm, the Audit Committee and our Board are requesting, as a matter of policy, that the stockholders ratify the appointment of Mayer Hoffman McCann PC as our independent registered public accounting firm. The Audit Committee is not required to take any action as a result of the outcome of the vote on this proposal. However, if the stockholders do not ratify the selection, the Audit Committee may investigate the reasons for stockholder rejection and may consider whether to retain Mayer Hoffman McCann PC or to appoint another independent registered public accounting firm. Furthermore, even if the appointment is ratified, the Audit Committee in their discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of Adamis and our stockholders. A formal statement by representatives of Mayer Hoffman McCann PC is not planned for the Meeting. However, representatives of Mayer Hoffman McCann PC are expected to be present at the Meeting and will be available to respond to appropriate questions by stockholders.

Audit Fees

The following table sets forth fees billed to us by Mayer Hoffman McCann PC, our independent registered public accounting firm during the years ended March 31, 2013 and 2012 for: (i) services rendered for the audit of our annual financial statements and the review of our quarterly financial statements; (ii) services by our independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and that are not reported as Audit Fees; (iii) services rendered in connection with tax compliance, tax advice and tax planning; and (iv) all other fees for services rendered, including review of registration statements that the Company filed with the SEC and similar matters.

	Fiscal 2013	Fiscal 2012
Audit Fees	$119,240	$103,308
Audit Related Fees	—	—
Tax Fees	13,915	11,000
All Other Fees	—	4,892
Total Fees	$133,155	$119,200

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee has a policy for the pre-approval of all audit and permitted non-audit services that may be performed by our independent registered public accounting firm. Under this policy, unless a type of service to be provided by our independent registered public accounting firm has received general pre-approval, it will require specific pre-approval by the Audit Committee. The Audit Committee periodically will revise the list of pre-approved services, based on subsequent determinations. The Audit Committee delegates pre-approval authority to its chairperson and may delegate such authority to one or more of its members, whose activities are reported to the Audit Committee at each regularly scheduled meeting. All fees reported in the table above under the headings Audit fees and expenses, Audit-related fees and expenses, Tax fees and All other fees were approved by the Audit Committee, or by the entire Board functioning as the audit committee, before the respective services were rendered, which concluded that the provision of such services was compatible with the maintenance of the independence of the firm providing those services in the conduct of its auditing functions.

MHM has advised the Company that MHM leases substantially all of its personnel, who work under the control of MHM’s shareholders, from wholly-owned subsidiaries of CBIZ, Inc., in an alternative practice structure. Accordingly, substantially all of the hours expended on MHM’s engagement to audit the Company’s financial statements for the year ended March 31, 2013, were attributed to work performed by persons other than MHM’s full-time, permanent employees.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”
THE RATIFICATION OF THE SELECTION OF MAYER HOFFMAN MCCANN PC AS OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING MARCH 31, 2014.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed with our management Adamis’ audited financial statements for the year ended March 31, 2013. The Audit Committee also reviewed and discussed with our independent registered public accounting firm those matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Accounting Oversights Board in Rule 3200T.

Our independent registered public accounting firm provided the Audit Committee with the written disclosures required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence. In addition, the Audit Committee has discussed with the independent registered public accounting firm its independence with respect to Adamis and has considered whether the independent registered public accounting firm’s provision of certain other non-audit related services to Adamis is compatible with maintaining such independent registered public accounting firm’s independence.

Based upon the review and discussions referred to above, the Audit Committee has recommended to our Board that Adamis’ audited financial statements referred to above be included in our Annual Report on Form 10-K for the period ended March 31, 2013.

Audit Committee

Craig A. Johnson, Chair
Tina S. Nova, Ph.D.
Kenneth M. Cohen

In accordance with the rules of the SEC, the information contained in the Report of the Audit Committee set forth above shall not be deemed to be “soliciting material,” or to be “filed” with the SEC or subject to the Securities and Exchange Commission’s Regulation 14A, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, except to the extent that we specifically request that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

EXECUTIVE OFFICERS

The names, ages, principal occupations during the past five years, and certain other information with respect to our executive officers are shown below as of the Record Date. To the extent that any named executive officer is also serving as a member of the Board, then such named executive officer’s biography is set forth under “Information Regarding Board of Directors” above.

Our executive officers are appointed by the Board.

Name	Age	Principal Occupation
Dennis J. Carlo, Ph.D.	69	Chief Executive Officer of the Company and Director
David J. Marguglio	43	Senior Vice President of Corporate Development and Director
Robert O. Hopkins	53	Vice President, Finance and Chief Financial Officer
Karen K. Daniels	60	Vice President of Operations
Thomas Moll, Ph.D.	48	Vice President of Research

Robert O. Hopkins. Mr. Hopkins became Vice President, Finance and Chief Financial Officer of the Company in April 2009 in connection with the closing of the merger transaction with Old Adamis. He joined Old Adamis in April 2007 as Vice President, Finance and Chief Financial Officer. From 2000 to 2004, he was an Executive Vice President and the Chief Financial Officer of Chatham Capital Corp. In that position he managed financial operations for a corporation that held several hospitals, an extensive life sciences operation and a number of other business units within its portfolio. Mr. Hopkins served as Chief Financial Officer of Veritel Corp. from 1999 and 2000, a biometric software company. He has also served as Chief Operating Officer for Circle Trust Company from 2004 to 2005, during which time he was responsible for corporate reorganization after acquiring a troubled trust company. From 2005 until Mr. Hopkins joined Old Adamis in April 2007, he consulted for Acumen Enterprises providing analysis and business plans for the various projects with which the company was involved. From 1997 to 1999, Mr. Hopkins was Senior Vice President for Finance for the Mariner Post-Acute Network, Atlanta, Georgia. In this position he was responsible for financial management of a division consisting of 12 long-term, acute care hospitals. Among his previous medical-related experience, he has served as Assistant Administrator of Finance for Kindred Hospitals; President and Chief Executive Officer of Doctors Hospital of Hyde Park; and Vice President of Accounting for Cancer Treatment Centers of America. Mr. Hopkins received a B.S. degree in Finance from Indiana State University and an M.B.A. from Lake Forest Graduate School of Management.

Karen K. Daniels. Ms. Daniels joined Adamis in July 2009 as Vice President of Operations. She has over 30 years of experience in operational and engineering roles across diverse industries including electronics, medical devices, contract manufacturing and pharmaceutical manufacturing. Prior to joining Adamis, Ms. Daniels served as President of Althea Technologies from 2007 to 2009. Althea Technologies is a contract manufacturer for the pharmaceutical industry. She also served as Senior Director of Operations and Logistics for Vidacare, a medical device manufacturer from 2006 to 2007. From 2003 to 2006, she was President of Lambda Power. Ms. Daniels received a B.S. degree from the University of Arizona.

Thomas Moll, Ph.D. Dr. Moll joined Adamis Pharmaceuticals in February 2008 Vice President of Research. He has close to 20 years of experience in both academic and industrial preclinical research and development in the areas of inflammation, immunology and cancer biology. Prior to joining Adamis, Dr. Moll was Vice President of Research at privately held Telos Pharmaceuticals from 2003 to 2008. From 1998 to 2003 he was Vice President of Immunology at Cardion AG, a privately held German biotech company. Dr. Moll holds a diploma in Biology II from the University of Basel, Switzerland, and received his doctorate degree in Genetics and Biochemistry from the University of Vienna, Austria.

STOCK OWNERSHIP OF DIRECTORS, MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth information, as of the Record Date (the “Table Date”), regarding beneficial ownership of the Common Stock to the extent known to us, by (i) each person who is a director or a nominee for director; (ii) each named executive officer in the Summary Compensation Table; (iii) all directors and named executive officers as a group; and (iv) each person who is known by us to be the beneficial owner of 5% or more of the outstanding Common Stock. Except as otherwise noted, each person has sole voting and investment power as to his or her shares. The share numbers and percentages in the table below are based on 102,006,827 shares of Common Stock outstanding.

Directors	Shares Beneficially Owned (1)		Percent
Dennis J. Carlo, Ph.D.	9,612,107	(2)	9.3
Kenneth M. Cohen	136,528	(3)	*
Craig A. Johnson	85,833	(4)	*
David J. Marguglio	4,149,458	(5)	4.0
Tina S. Nova, Ph.D.	85,833	(6)	*
Other Named Officers
Robert O. Hopkins	1,697,271	(7)	1.7
Other Beneficial Owners
Eses Holdings (FZE)	29,613,540	(8)	29.0
Gemini Master Fund (Ltd.)	7,698,622	(10)	7.5
All Adamis directors and named officers as a group (6 persons) (9)	15,767,030		14.9

*	Less than 1%.
(1)
Based upon information supplied by officers, directors and principal stockholders. Beneficial ownership is determined in accordance with rules of the SEC that deem shares to be beneficially owned by any person who has or shares voting or investment power with respect to such shares. Unless otherwise indicated, the persons named in this table have sole voting and sole investing power with respect to all shares shown as beneficially owned, subject to community property laws where applicable. Shares of common stock subject to an option that is currently exercisable or exercisable within 60 days of the Table Date are deemed to be outstanding and to be beneficially owned by the person holding such option for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise indicated, the address of each of the persons in this table is as follows: c/o Adamis Pharmaceuticals Corporation, 11455 El Camino Real, Suite 310, San Diego, California 92130.

(2)
Includes 7,818,000 shares of Common Stock owned of record, 100,000 shares of Common Stock held of record by a family member and beneficially owned by Dr. Carlo, and 1,694,107 shares of Common Stock subject to options which were exercisable as of the Table Date or within 60 days after such date. Excludes 416,875 shares of Common Stock underlying options, which become exercisable over time after such period.

(3)
Includes 50,000 shares of Common Stock owned of record by the Cohen-Salsitz family trust and 86,528 shares of Common Stock subject to options which were exercisable as of the Table Date or within 60 days after such date. Excludes 33,472 shares of Common Stock underlying options which become exercisable or vest over time after such period.

(4)
Includes 0 shares of Common Stock owned of record and 85,833 shares of Common Stock subject to options which were exercisable as of the Table Date or within days after such date. Excludes 34,167 shares of Common Stock underlying options, which become exercisable over time after such period.

(5)
Includes 3,414,904 shares of Common Stock owned of record and 734,554 shares of Common Stock subject to options which were exercisable as of the Table Date or within 60 days after such date. Excludes 208,437 shares of Common Stock underlying options, which become exercisable or vest over time after such period.

(6)
Includes 0 shares of Common Stock owned of record and 85,833 shares of Common Stock subject to options which were exercisable as of the Table Date or within 60 days after such date. Excludes 34,167 shares of Common Stock underlying options, which become exercisable over time after such period.

(7)
Includes 870,750 shares of Common Stock owned of record and 826,521 shares of Common Stock subject to options which were exercisable as of the Table Date or within 60 days after such date. Excludes 145,906 shares of Common Stock underlying options which become exercisable or vest over time after such period.

(8)
Based on an Amendment to Schedule 13D filed on behalf of Eses Holdings (FZE) with the SEC on July 30, 2013 and subsequent Form 4 filings made by the named stockholder with the SEC. The address for Eses Holdings (FZE) is Sharjah Airport International Free Zone, Executive Suite, P.O. Box 9366, Sharjah, United Arab Emirates.

(9)	Includes 3,513,376 shares of Common Stock issuable upon the exercise of options as of or within 60 days after the Table Date.
(10)
The address for Gemini Master Fund, Ltd. is Appleby Trust (Cayman) Ltd., Clifton House #1350, 75 Fort Street, Grand Cayman KY1-1108, Cayman Islands. All of the securities reflected in the table are owned directly by Gemini Master Fund, Ltd. Gemini Strategies LLC, Inc. is the investment manager of Gemini Master Fund, Ltd., and Steven Winters is the President of Gemini Strategies LLC, Inc. Each of Gemini Strategies LLC, Inc. and Steven Winters expressly disclaim any equitable or beneficial ownership of such securities. Includes (i) 5,245,536 shares of common stock owned by Gemini Master Fund, Ltd., (ii) 1,226,543 shares issuable upon conversion of convertible notes held by the stockholder, and 1,226,543 shares issuable upon exercise of warrants held by the stockholder.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth all compensation awarded, earned or paid for services rendered in all capacities to Adamis during fiscal year 2013 and 2012 to (i) each person who served as Adamis’ chief executive officer during fiscal 2013; (ii) the two most highly compensated officers other than the chief executive officer who were serving as executive officers at the end of fiscal 2013 and whose total compensation for such year exceeded $100,000; and (iii) up to two additional individuals for whom disclosures would have been provided in this table, but for the fact that such persons were not serving as executive officers as of the end of fiscal 2013 (sometimes referred to collectively as the “named executive officers”):

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)		Option Awards ($)		Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)
Dennis J. Carlo, Ph.D.	2013	$500,000		158,258	(3)	150,075	(1)	—	$19,471	(2)	$827,804
President and Chief Executive Officer	2012	$500,000		—		48,000	(1)	—	$15,515	(2)	$563,515

Robert O. Hopkins	2013	$225,000		63,724	(3)	52,526	(1)	—	$15,829	(2)	$357,079
Vice President, Chief Financial Officer	2012	$225,000		—		10,000	(1)	—	$11,446	(2)	$246,446

David J. Marguglio	2013	$250,000		79,129	(3)	75,037	(1)	—	$18,751	(2)	$422,918
Senior Vice President, Corporate Development	2012	$250,000		—		10,000	(1)	—	$15,515	(2)	$275,515

(1)
Reflects the grant date fair value for financial statement reporting purposes with respect to stock options granted during the years ended March 31, 2013 and 2012, respectively, calculated in accordance with applicable rules and regulations and authoritative guidance. For a discussion of assumptions used to estimate fair value, please see Note 13 to our audited financial statements in our Annual Report on Form 10-K for the year ended March 31, 2013. The actual amount ultimately realized from the equity awards will likely vary based on a number of factors, including, but not limited to, Adamis’ actual performance, stock price fluctuations, differences from the valuation assumptions used and the timing of exercise or applicable vesting. Each option is intended to be an incentive stock option. Each option has a term of 10 years from the grant date, subject to earlier termination of the term as provided in our 2009 Equity Incentive Plan (the “2009 Plan”). Reflects stock options granted on March 6, 2013 to the named executive officers to purchase shares of common stock, as follows: Dr. Carlo, 535,982 shares; Mr. Hopkins, 187,594 shares; and Mr. Marguglio, 267,991 shares. Each fiscal 2013 option had an exercise price equal to $0.67 per share. For each 2013 award, the option vests at a rate of 1/36 per month becoming exercisable ratably monthly over a period of three years from the grant date. Reflects stock options granted in fiscal 2012 under the 2009 Plan to the named executive officers to purchase shares of common stock, as follows: Dr. Carlo, 600,000 shares; Mr. Hopkins, 125,000 shares; and Mr. Marguglio, 125,000 shares. Each option vested and became exercisable immediately on the grant date with respect to one-third of the shares covered by the option, with the remaining two-thirds of the option shares vesting and becoming exercisable ratably monthly over a period of two years from the grant date. Each fiscal 2012 option had an exercise price equal to $0.19 per share.

(2)	For fiscal 2013 and 2012, reflects premiums paid by Adamis on behalf of each of Messrs. Carlo, Marguglio and Hopkins for health, dental, and vision insurance.
(3)
Reflects restricted stock unit awards under the 2009 Plan granted on March 6, 2013, with respect to the following numbers of shares of common stock: Dr. Carlo, 236,206 shares (124,378 vesting March 6, 2014 and 111,828 vesting in three equal annual installments from the award date); Mr. Hopkins, 95,110 shares (55,970 vesting March 6, 2014 and 39,140 vesting in three equal annual installments from the award date); and Mr. Marguglio, 118,103 shares (62,189 vesting March 6, 2014 and 55,914 vesting in three equal annual installments on the anniversary of the award date). The fair market value of the shares at the time of issuance was $0.67 per share. For a discussion of assumptions used to estimate fair value, please see Note 13 to our audited financial statements in our Annual Report on Form 10-K for the year ended March 31, 2013.

Outstanding Equity Awards at Year-End

The following table provides a summary of equity awards outstanding at March 31, 2013, for each of our named executive officers:

	Option Awards							Stock Awards
		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date		Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Name
Dennis J. Carlo, Ph.D.	(1)	14,888	521,094		$0.67	3/5/2023
	(2)	516,625	83,375	—	$0.19	9/11/2021	(5)	124,378	$83,333	—	$—
	(3)	839,583	135,417		$0.27	8/20/2020	(6)	111,828	$74,925

Robert O. Hopkins	(1)	5,211	182,386		$0.67	3/5/2023
	(2)	107,630	17,370	—	$0.19	9/11/2021	(5)	55,970	$37,500	—	$—
	(3)	430,556	69,444		$0.27	8/20/2020	(6)	39,140	$26,224
	(4)	159,833	—		$0.27	8/20/2020

David J. Marguglio	(1)	7,444	260,547		$0.67	3/5/2023
	(2)	107,630	17,370	—	$0.19	9/11/2021	(5)	62,189	$41,667	—	$—
	(3)	473,611	76,389		$0.27	8/20/2020	(6)	55,914	$37,462

(1)
The options vest with respect to 1/36 monthly of the shares subject to the option, and have a term of 10 years (subject to earlier termination upon the events described in the 2009 Plan such as termination of employment).

(2)
The options vest with respect to one-third of the shares immediately and monthly thereafter with respect to 1/24 of the shares subject to the option, and have a term of 10 years (subject to earlier termination upon the events described in the 2009 Plan such as termination of employment).

(3)
The options vest with respect to one-sixth of the shares subject to the option on the six-month anniversary of the grant date and monthly thereafter with respect to 1/36 of the shares subject to the option, and have a term of 10 years (subject to earlier termination upon the events described in the 2009 Plan such as termination of employment).

(4)	The options are fully vested and have a term of 10 years (subject to earlier termination upon the events described in the 2009 Plan such as termination of employment).
(5)	The RSUs are fully vested at the end of one year and have a term of 10 years (subject to earlier termination upon the events described in the 2009 Plan such as termination of employment).
(6)
The RSUs vest as to one-third of the shares subject to the RSU in three equal annual installments on the anniversary of the award date (subject to earlier termination upon the events described in the 2009 Plan or the applicable award agreement, including termination of employment).

There were no options or other derivative securities exercised in fiscal 2013 by our named executive officers. In addition, there were no shares acquired by our named executive officers upon the vesting during fiscal 2013 of restricted stock or restricted stock units.

Equity Compensation Plan Information

The following table sets forth, as of March 31, 2013, information with respect to our equity compensation plans, including our 1995 Equity Incentive Plan, the 1995 Directors’ Stock Option Plan, the 2005 Equity Incentive Plan and the 2009 Plan, and with respect to certain other options and warrants:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	6,723,582	$.34	11,439,742	(2)
Equity compensation plans not approved by security holders (1)	100,714	$41.27
TOTAL	6,824,296	.94	11,439,742	(2)

(1)	Consists of warrants to purchase common stock granted to consultants.
(2)
Under our 2009 Plan, the number of shares that are reserved for issuance under the 2009 Plan increases annually each January 1st by the lesser of (a) 5.0% of the total number of shares of common stock outstanding on December 31 of the preceding calendar year or (b) a lesser number of shares of common stock determined by the Board before the start of a calendar year for which an increase applies. Under the terms of the 2009 Plan, we may grant options to purchase common stock and other kinds of equity awards, including shares of common stock, stock purchase rights, restricted common stock and restricted stock units, to officers, directors, employees or consultants providing services on such terms as are determined by the Board.

Employment Agreements and Potential Payments Upon Termination or Change in Control

On November 9, 2010, Adamis entered into employment agreements with certain of its officers. The agreements provide for the employment of the following persons to the following positions: Dennis J. Carlo, Ph.D., President and Chief Executive Officer; David J. Marguglio, Vice President of Business Development; and Robert O. Hopkins, Vice President of Finance and Chief Financial Officer. On July 2, 2012, we entered into employment agreements with Karen K. Daniels, Vice President of Operations, and Thomas Moll, Vice President of Research. The agreements provide for the employment of Ms. Daniels and Dr. Moll in their current officer positions.

The agreements provide for base compensation at the following annual rates: Dr. Carlo, $500,000; Mr. Marguglio, $250,000; and Mr. Hopkins, Ms. Daniels and Dr. Moll, $225,000. Under the agreements, the officers are eligible to participate in benefit programs that are routinely made available to executive officers, including any executive stock ownership plans, profit sharing plans, incentive compensation or bonus plans, retirement plans, Company-provided life insurance, or similar executive benefit plans maintained or sponsored by Adamis.

Except with respect to titles, salary amounts, and severance and benefit periods following certain kinds of employment terminations or change of control events, the agreements are similar in all material respects.

The agreements are terminable at any time by either party. If Adamis terminates the officer’s employment at any time, the officer will be entitled to receive any unpaid prorated base salary for the actual number of days worked along with all benefits and expense reimbursements to which the officer is entitled by virtue of the officer’s past employment with Adamis. The agreements provide that if the officer’s employment is terminated without cause (as defined in the employment agreements), the officer will be entitled to receive severance payments at the officer’s then-annual base salary for the following periods from the date of termination: Dr. Carlo, 18 months; and Messrs. Marguglio, Hopkins and Moll and Ms. Daniels, nine months. These payments will be accelerated in the event of a change of control transaction. The officers would also receive continued medical, dental and vision benefits pursuant to COBRA at our expense for such periods (or until the officer becomes employed full-time by another employer). In addition, in the event of a termination without cause, a number of unvested stock options will accelerate, vest and be exercisable in full as if the officer had remained employed during the severance periods described above, and all options will remain exercisable for a period of one year after the date of termination. The agreements also provide that if officer is terminated without cause or the officer terminates the officer’s employment for good reason (as defined in the employment agreements), in each case within 90 days before a change in control or within 13 months after the date of a change in control, the officer will also be entitled to receive the severance and medical benefits described above. Good reason is defined in the agreements to include events such as material reduction in base salary or responsibilities and duties or required relocation out of the San Diego area. In addition, in the event of a change in control, all unvested options held by the officer will accelerate and be exercisable in full and any unvested shares will vest in full.

The Company’s obligation to pay the severance benefits described above is conditioned on the officer’s timely execution of a general release of claims. Upon termination of employment by reason of death or disability, any options that are vested and exercisable on the termination date will remain exercisable for 12 months after the date of cessation of service. “Cause” is generally defined in the employment agreements as the occurrence of any one or more of the following: the officer’s (i) conviction of or plea of nolo contendere to any felony crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (iii) intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (iv) unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (v) gross misconduct. “Good Reason” is generally defined in the employment agreements as the occurrence of any of the following events without the officer’s consent: (i) a material adverse change in the nature of the officer’s authority, duties or responsibilities; (ii) the relocation of the Company’s executive offices or principal business location to a point more than sixty (60) miles from their location as of the Effective Date of this Agreement; or (iii) a material reduction by the Company of the officer’s base salary as initially set forth in the applicable employment agreement or as the same may be increased from time to time, except for across-the-board salary reductions based on the Company’s financial performance similarly affecting all or substantially all senior officers of the Company not in excess of 15% of officer’s base salary. Such a termination by an officer will only be deemed for Good Reason if: (i) the officer gives the Company written notice of the intent to terminate for Good Reason within 30 days following the first occurrence of the condition(s) that the officer believes constitutes Good Reason; (ii) the Company fails to remedy such conditions within 30 days following receipt of the written notice; and (iii) the officer terminates employment within 30 days following the end of the cure period.

IRC Section 162(m) Compliance

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), generally disallows a tax deduction to public companies for certain compensation in excess of $1 million paid to our named executive officers. Certain compensation, including qualified performance-based compensation, will not be subject to the deduction limit if certain requirements are met. In general, our compensation program is designed to reward executives for the achievement of our performance objectives. Our equity incentive plan is designed in a manner intended to comply with the performance-based exception to Section 162(m). Nevertheless, compensation attributable to awards granted under our plans may not be treated as qualified performance-based compensation under Section 162(m). In addition, the compensation committee and the Board consider it important to retain flexibility to design compensation programs that are in the best interests of Adamis and its stockholders and, to this end, the committee and the Board reserve the right to use their judgment to authorize compensation payments that may be subject to the limitations under Section 162(m) when the committee or the Board believe that compensation is appropriate and in the best interests of Adamis and our stockholders, after taking into consideration changing business conditions and performance of our employees.

Compensation of Directors

The general policy of the Board is that compensation for independent directors should be a mix of cash and equity-based compensation. Adamis does not pay employee directors for Board service in addition to their regular employee compensation. The Compensation Committee, which consists solely of independent directors, has the primary responsibility for reviewing and considering any revisions to director compensation. The Board reviews the Compensation Committee’s recommendations and determines the amount of director compensation.

Pursuant to its charter, the Compensation Committee may engage the services of outside advisors, experts, and others to assist them. During fiscal 2013, the Compensation Committee did not engage the services of outside advisors, experts or others to assist in setting director compensation.

The following table shows amounts earned by each director during the fiscal year ended March 31, 2013, other than Dr. Carlo and Mr. Marguglio, who are named executive officers and received no additional compensation for their services as a director:

Director	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(4)	Option Awards ($)(2)(3)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Kenneth M. Cohen	$38,000	13,250	$10,850	—	—	—	$62,100
Craig A. Johnson	$43,000	15,125	$10,850	—	—	—	$68,975
Tina S. Nova, Ph.D.	$37,000	13,250	$10,850	—	—	—	$61,100

(1)	Reflects the amount of fees earned during the year ended March 31, 2013.
(2)
Amounts reflect the grant date fair value for financial statement reporting purposes with respect to stock options granted during the year ended March 31, 2013, calculated in accordance with applicable rules and regulations and authoritative guidance. The assumptions used for these calculations are included in Note 13 to our audited consolidated financial statements in our Annual Report on Form 10-K for the year ended March 31, 2013. Represents options awarded to each of Mr. Cohen, Mr. Johnson and Dr. Nova to purchase 35,000 shares of common stock. The exercise price of the options is $0.75 per share. The options have a term of 10 years and vest and become exercisable as to 1/36 of the option shares per month over a period of three years.

(3)	The aggregate number of option awards outstanding at March 31, 2013, for each of Mr. Cohen, Mr. Johnson and Dr. Nova, was 120,000.
(4)
Amounts reflect the grant date fair value for financial statement reporting purposes with respect to restricted stock unit awards granted during the year ended March 31, 2013. The fair market value of the stock on the day of the award was $0.67 per share. The restricted stock units represent a contingent right to receive 19,776, in the case of Mr. Cohen and Dr. Nova, and 22,575 in the case of Mr. Johnson, shares of common stock, vesting on March 6, 2014.

Upon joining the Board, and pursuant to the provisions of the 2009 Plan regarding option awards to non-employee directors, each of Mr. Cohen, Mr. Johnson and Dr. Nova was granted an initial stock option to purchase 50,000 shares. The options have a term of ten years and an exercise price equal to the fair market value of the Common Stock on the date of grant. The initial option vests and becomes exercisable with respect to 25,000 of the shares subject to the option on the grant date. The option vests and becomes exercisable with respect to the remaining 25,000 of the shares subject to the option monthly over a period of three years from the grant date at the rate of 1/36 of the option shares each month. Under the provisions of the 2009 Plan, each non-employee director also receives a succeeding annual grant, on the first business day after the annual meeting of stockholders, to purchase 25,000 shares of Common Stock (pro rated if the director joined the Board within the preceding 12 months), with the annual grant vesting and becoming exercisable as to 1/36 of the total shares subject to the annual grant on each monthly anniversary of the date of grant, such that Succeeding Grants are fully vested and exercisable on the third anniversary of the date of grant, so long as the non-employee director continuously remains a director, consultant or employee of the Company. Non-employee directors are also eligible to receive additional option or other awards under the 2009 Plan.

In general, under the Company’s policies concerning fees for non-employee directors, non-employee directors of the Company are entitled to receive the following amounts of cash compensation for service as a director: each non-employee director is entitled to receive an annual fee of $25,000 per year, paid quarterly in arrears; the Chair of the Audit Committee is entitled to receive $10,000 per year, paid quarterly in arrears; the Chair of the Compensation Committee and the Nominating and Governance Committee are each entitled to receive $5,000 per year, paid quarterly in arrears; and each non-employee director is entitled to receive $1,500 for each meeting attended in person, and $500 for each meeting attended telephonically so long as the telephonic meeting is more than one hour. Each director is also entitled to reimbursement of reasonable expenses incurred in connection with board-related activities.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Directors, named executive officers and beneficial owners of more than 10% of our Common Stock are required by Section 16(a) of the Securities Exchange Act of 1934 and related regulations to file ownership reports on Forms 3, 4 and 5 with the SEC and the principal exchange upon which such securities are traded or quoted and to furnish us with copies of the reports. Other than as set forth below or as disclosed in last year’s definitive proxy statement for our 2012 annual meeting of stockholders, based solely on a review of the copies of such forms furnished to us, we believe that from April 1, 2012 to March 31, 2013, all Section 16(a) filing requirements applicable to our named executive officers, directors and greater than 10% holders of our Common Stock were in compliance. On March 12, 2013, each of our directors and named executive officers filed a Form 4 reporting the award on March 6, 2013, under the 2009 Plan, of options and restricted stock units, as follows: Dr. Carlo, 535,982 options and 236,206 RSUs; Mr. Marguglio, 267,991 options and 118,103 RSUs; Mr. Hopkins, 187,594 options and 95,110 RSUs; each of Mr. Cohen and Dr. Nova, 19,776 RSUs; and Mr. Johnson, 22,575 RSUs.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Certain Relationships and Related Transactions

To our knowledge, other than (i) compensation for services as executive officers and directors; (ii) the employment agreements and other transactions described above under the headings “Employment Agreements and Potential Payments Upon Termination or Change in Control” and “Outstanding Equity Awards at Fiscal Year-End”; or (iii) as set forth below, there were no material transactions, or series of similar transactions, during the fiscal year ended March 31, 2012, or any currently proposed transactions, or series of similar transactions, to which we were or were to be a party, in which the amount involved exceeds the lesser of (a) $120,000 or (b) one percent of the average of our total assets at the end of our last two completed fiscal years, and in which any director or executive officer, or any security holder who is known by us to own of record or beneficially more than 5% of any class of the Common Stock, or any member of the immediate family of any of the foregoing persons, has an interest.

On November 10, 2010, we completed a private placement transaction with Eses Holdings (FZE), a foreign investor, pursuant to a common stock purchase agreement and a registration rights agreement. The purchase agreement provided for the sale of up to 40 million shares of our common stock to the purchaser at a price of $0.25 per share, for up to $10.0 million of gross proceeds. An initial closing was held on November 10, 2010, pursuant to which we received $5.0 million in gross proceeds and issued 20 million shares of common stock. At subsequent closings linked to the achievement of various milestones, the last of which occurred in February 2012, we received an additional $2.5 million and issued an additional 10 million shares of common stock. On May 1, 2012, we exercised our option to terminate the purchase agreement by sending notice to the purchaser. As the result of the termination of the purchase agreement, the purchaser no longer has the option to purchase any additional shares of stock. Certain provisions of the purchase agreement survive termination, including the purchaser’s right to have an observer attend meetings of the board of directors and to receive certain materials that are provided to the directors in connection with such meetings.

On April 2, 2012, we completed the closing of a private placement financing transaction with Gemini Master Fund, Ltd., or Gemini, pursuant to a securities purchase agreement. We issued a 10% Senior Convertible Note in the aggregate principal amount of $1.0 million and 1,000,000 shares of our common stock, and received gross proceeds of $1.0 million, excluding transaction costs and expenses. Interest on the note was payable at a rate of 10% per annum and was payable on the maturity date. During the third quarter of fiscal 2013 the note and accrued interest of approximately $73,000 was converted at $0.25 per share into 4,293,370 shares of common stock before its maturity date, and the note is no longer outstanding.

On June 11, 2012, we completed the closing of a private placement financing transaction with Gemini. We issued a 10% Senior Convertible Note in the aggregate principal amount of $500,000 and 500,000 shares of common stock, and received gross proceeds of $500,000, excluding transaction costs and expenses. As amended, the maturity date was July 11, 2013. As we previously reported in a Form 8-K filed with the SEC on July 2, 2013, in connection with the closing of our June 2013 secured convertible note and warrant financing transaction, the Gemini note was exchanged for $613,271 principal amount of notes and warrants in the June 2013 transaction, and the June 2012 Gemini note is no longer outstanding.

We made payments to Dr. Carlo, our chief executive officer, in repayment of loans previously made by Dr. Carlo to the company, which bear interest at 10% per annum, totaling approximately $24,400 for fiscal 2013 and thereafter to the date of this Proxy Statement. In addition, in April 2013 we repaid approximately $7,640 to Dr. Thomas Moll, our Vice President of Research, which was advanced by Dr. Moll to us in March 2013.

Review, Approval and Ratification of Transactions with Related Persons

The Audit Committee is responsible under its charter for reviewing, approving or ratifying all transactions between us and any related person. Related persons can include any of our directors or executive officers, certain of our stockholders, and any of their immediate family members. In evaluating related person transactions, the members of the Audit Committee apply the same standards of good faith and fiduciary duty they apply to their general responsibilities as a committee of the Board of Directors and as individual directors. The Audit Committee will approve a related person transaction when, in its good faith judgment, the transaction is in the best interest of the Company.

GENERAL

Other Matters at the Annual Meeting

We know of no other matters to be submitted at the Meeting. If any other matter properly comes before the Meeting, including without limitation a proposal to adjourn the Meeting if we deem it necessary to solicit additional proxies, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the board of directors may recommend. By submitting your proxy, you grant discretionary authority with respect to such other matters.

Stockholder Proposals for the next Annual Meeting of Stockholders

To be considered for inclusion in next year’s proxy materials pursuant to Rule 14a-8 of the SEC, your proposal must be submitted in writing by May 13, 2014, to our Corporate Secretary at 11455 El Camino Real, Suite 310, San Diego, California 92130. In addition, if we are not notified by such date of a proposal to be brought before the 2014 annual meeting by a stockholder, then proxies held by management may provide the discretion to vote against such proposal even through it is not discussed in the proxy statement for such meeting. If you wish to submit a proposal to be presented at next year’s annual meeting (that will not be included in next year’s proxy materials) or nominate a director, your proposal or nomination generally must be submitted in writing to the same address no later than July 17, 2014, but no earlier than June 17, 2014. You are also advised to review the Company’s Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

Annual Report on Form 10-K

A copy of our Annual Report on Form 10-K for the period ended March 31, 2013, is enclosed with these materials. Upon written request, we will provide each stockholder being solicited by this Proxy Statement with a copy, free of charge, of any of the documents referred to in this Proxy Statement. All such requests should be directed to Adamis Pharmaceuticals Corporation, 11455 El Camino Real, Suite 310, San Diego, California 92130; Attention: Secretary. You are asked to advise us if you plan to attend the Meeting. For directions to the Meeting, please call (858) 997-2400.

You also may access this Proxy Statement and our Annual Report on Form 10-K for the period ended March 31, 2013 at: http://www.firstamericanstock.org/.

Householding

The Securities and Exchange Commission has adopted rules that permit companies and intermediaries (for example, brokers, banks and nominees) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding”, potentially means extra convenience for stockholders and cost savings for companies and intermediaries. This year, some banks, brokers or other nominee record holders may be “householding” our proxy materials. This means that only one copy of our proxy statement and annual report to stockholders may have been sent to multiple stockholders in your household unless contrary instructions have been received by the broker, bank or nominee from you. If you would like to receive a separate proxy statement and annual report, we will promptly send you additional copies if you call or write our corporate Secretary at our offices located at 11455 El Camino Real, Suite 310, San Diego, California 92130; telephone (858) 997-2400. If you are a beneficial owner, you can request additional copies of the Proxy Statement and annual report, or you can request a change in your householding status, by notifying your broker, bank or nominee.

Solicitation of Proxies

We will bear the cost of preparing, printing, assembling and mailing all proxy materials that may be sent to our stockholders in connection with this solicitation. Arrangements will also be made with brokerage houses, other custodians, nominees and fiduciaries, to forward soliciting material to the beneficial owners of Common Stock held by such persons. We will reimburse such persons for reasonable out-of-pocket expenses incurred by them. In addition to the solicitation of proxies by use of the mails, officers and regular employees of ours may solicit proxies without additional compensation, by telephone or facsimile transmission. We do not expect to pay any compensation for the solicitation of proxies.

Sincerely,
/s/ DENNIS J. CARLO
Dennis J. Carlo, Ph.D.
President and Chief Executive Officer
September 10, 2013

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1 OF 2

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CONTROL # → 000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

02 0000000000

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors **Nominees**	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

01 Dennis J. Carlo, Ph.D. 02 Kenneth M. Cohen 03 Craig A. Johnson 04 David J. Marguglio 05 Tina S. Nova, Ph.D.

The Board of Directors recommends you vote FOR proposals 2 and 3.

	For	Against	Abstain
2 Authorize our Board of Directors to implement the Reverse Stock Split through an amendment to our Restated Certificate.	☐	☐	☐
3 Approve the compensation of our named executive officers.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors recommends you vote 1 YEAR on the following proposal:

	1 year	2 years	3 years	Abstain
4 Approve a one-year frequency for holding an advisory vote on executive compensation.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

0000184917_1 R1.0.0.51160

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
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SEQUENCE #

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com .

ADAMIS PHARMACEUTICALS CORPORATION
Annual Meeting of Stockholders
October 15, 2013 8:00 AM
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) (Appointee) and (Appointee), or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) stock of ADAMIS PHARMACEUTICALS CORPORATION that the stockholder(s) is/are entitled to vote at the Annual Meeting of stockholder(s) to be held at 8:00 AM, PDT on 10/15/2013, at 11455 El Camino Real, Suite 310, San Diego, California 92130, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000184317_2 R1.0.0.51160

Appendix A

Certificate of Amendment to the
Amended and Restated Certificate of Incorporation
of Adamis Pharmaceuticals Corporation

Adamis Pharmaceuticals Corporation, a corporation organized under and existing under the laws of the State of Delaware (the “Corporation”), certifies that:

FIRST: The name of the Corporation is Adamis Pharmaceuticals Corporation.

SECOND: The Board of Directors of the Corporation, acting in accordance with the provisions of Sections 141 and 242 of the Delaware General Corporation Law, adopted resolutions to amend Article IV of the Amended and Restated Certificate of Incorporation of the Corporation is amended by inserting the following paragraph at the end of such Article:

“D.           Effective upon the filing of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, each share of the Company’s Common Stock outstanding immediately before the filing of this Certificate of Amendment (“Old Common Stock”) shall be combined and reclassified (the “Reverse Split”), without any action by the holder thereof, as follows: every _______________ shares of Old Common Stock will be combined and reclassified (the “Reverse Stock Split”) as one share issued and outstanding Common Stock (“New Common Stock”). The Company shall not issue fractional shares on account of the Reverse Stock Split. Any fractional share resulting from such change (after aggregating all fractional shares held by a stockholder) will be rounded upward to the next higher whole share of New Common Stock.”

[THIRD: The Board of Directors of the Corporation, acting in accordance with the provisions of Sections 141 and 242 of the Delaware General Corporation Law, adopted resolutions to amend Article IV, Paragraph A, of the Amended and Restated Certificate of Incorporation of the Corporation to read in its entirety as follows:

“A.           The Company is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock”. The total number of shares of all classes of capital stock which the Company shall have authority to issue is [210,000,000] [135,000,000] [110,000,000], of which [200,000,000] [125,000,000] [100,000,000] shares shall be Common Stock, having a par value of $0.0001 per share (the “Common Stock”), and 10,000,000 shares shall be Preferred Stock, having a par value of $0.0001 per share (the “Preferred Stock”).”]

FOURTH: This Certificate of Amendment to the Amended and Restated Certificate of Incorporation was submitted to the stockholders of the Corporation and was duly approved by the required vote of stockholders of the Corporation in accordance with Sections 222 and 242 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, said Certificate of Amendment to the Restated Certificate of Incorporation has been duly executed by its authorized officer on this ____ day of ___________, 20__.

ADAMIS PHARMACEUTICALS CORPORATION

By:
Dennis J. Carlo, Ph.D.
Chief Executive Officer